SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
                                (Amendment No. __)

Filed by the Registrant   [X]
Filed by a Party other than the Registrant   [ ]

Check the appropriate box:


[ ] Preliminary Proxy Statement         [ ] Confidential, for Use of the Commission Only
[X] Definitive Proxy Statement              (as permitted by Rule 14a-6(e)(2))
[ ] Definitive Additional Materials     [ ] Soliciting Material Pursuant to Rule 14a-11(c)
                                            or Rule 14a-12


                           Undiscovered Managers Funds
                ------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

    ------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (check the appropriate box):

[X] No fee required
[ ] Fee computed on a table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1) Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------

(2) Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------

(4) Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------

(5) Total fee paid:

--------------------------------------------------------------------------------

[ ] Fee paid previously with preliminary materials:

--------------------------------------------------------------------------------

[ ] Check box if any part of the fee is offset as provided by Exchange
    Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1) Amount previously paid:

--------------------------------------------------------------------------------

(2) Form, Schedule or Registration Statement no.:

--------------------------------------------------------------------------------

(3) Filing Party:

--------------------------------------------------------------------------------

(4) Date Filed:

--------------------------------------------------------------------------------

                           UNDISCOVERED MANAGERS FUNDS

                  Undiscovered Managers Behavioral Growth Fund
                   Undiscovered Managers Small Cap Value Fund
                     Undiscovered Managers Hidden Value Fund
                     Undiscovered Managers Core Equity Fund
                    Undiscovered Managers All Cap Value Fund

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

                                January 29, 1999

To the Shareholders:


     Notice is hereby given that a Special Meeting of Shareholders of the Investor Class shares of Undiscovered Managers Behavioral Growth Fund, Undiscovered Managers Small Cap Value Fund, Undiscovered Managers Hidden Value Fund, Undiscovered Managers Core Equity Fund and Undiscovered Managers All Cap Value Fund (the "Funds"), each a series of Undiscovered Managers Funds (the "Trust"), will be held at the offices of Undiscovered Managers, LLC, Plaza of the Americas, 700 North Pearl Street, 16th Floor, Dallas, Texas 75201, on January 29, 1999 at 10:00 a.m., Dallas time, for the following purposes:


     1. To approve or disapprove a proposed Service and Distribution Plan relating to the Investor Class shares of each Fund.

     2. To consider and act upon any other matters which may properly come before the meeting or any adjournment thereof.

                                    By order of the Trustees of the Trust,


                                    MARY CHRIS SAYRE, Secretary


January 19, 1999


--------------------------------------------------------------------------------

                             YOUR VOTE IS IMPORTANT

--------------------------------------------------------------------------------

               PLEASE FILL IN, DATE, SIGN AND RETURN THE ENCLOSED
                     PROXY PROMPTLY IN THE ENCLOSED POSTAGE-
               PAID ENVELOPE WHETHER OR NOT YOU PLAN TO BE PRESENT
               AT THE MEETING. YOU MAY STILL VOTE IN PERSON IF YOU
                               ATTEND THE MEETING.

                           UNDISCOVERED MANAGERS FUNDS

                  Undiscovered Managers Behavioral Growth Fund
                   Undiscovered Managers Small Cap Value Fund
                     Undiscovered Managers Hidden Value Fund
                     Undiscovered Managers Core Equity Fund
                    Undiscovered Managers All Cap Value Fund

                                 PROXY STATEMENT


     This proxy statement is furnished in connection with the solicitation of proxies by the Board of Trustees of Undiscovered Managers Funds (the "Trust") for use at the Special Meeting of Shareholders of the Investor Class shares of Undiscovered Managers Behavioral Growth Fund, Undiscovered Managers Small Cap Value Fund, Undiscovered Managers Hidden Value Fund, Undiscovered Managers Core Equity Fund and Undiscovered Managers All Cap Value Fund (each a "Fund" and collectively, the "Funds"), each a series of the Trust, to be held at the offices of Undiscovered Managers, LLC ("Undiscovered Managers"), Plaza of the Americas, 700 North Pearl Street, 16th Floor, Dallas, Texas 75201, on January 29, 1999 at 10:00 a.m., Dallas time, and at any adjournment or adjournments thereof (the "Meeting"). This proxy statement and its enclosures are being mailed to Investor Class shareholders of the Funds beginning on or about January 20, 1999. A copy of the Trust's Annual Report for the fiscal year ended August 31, 1998 may be obtained without charge by writing to Undiscovered Managers at the above address or by calling 1-888-242-3514.


I.   GENERAL

     Each Fund's Investor Class shareholders of record on December 31, 1998, the record date for determining shareholders entitled to vote at the Meeting (the "Record Date"), are entitled to one vote for each whole Investor Class share of beneficial interest (and a proportionate fractional vote for each fractional Investor Class share) of the Fund held as of that date. The number of Investor Class shares of the Funds issued and outstanding as of the Record Date was as follows:

                                                            Number of
                  Fund                                      Shares Outstanding
                  ----                                      ------------------
Undiscovered Managers Behavioral Growth Fund                     51,603
Undiscovered Managers Small Cap Value Fund                        3,724
Undiscovered Managers Hidden Value Fund                           4,208
Undiscovered Managers Core Equity Fund                            3,409
Undiscovered Managers All Cap Value Fund                          3,588

     Timely, properly executed proxies will be voted as you instruct. If you return your proxy card and no choice is indicated, your shares will be voted in favor of the proposal set forth in the attached Notice of Special Meeting of Shareholders. At any time before it has been voted, the enclosed proxy may be revoked by the signer by (i) a written revocation received by the Secretary of the Trust, (ii) properly executing a later-dated proxy or (iii) attending the Meeting, requesting return of any previously delivered proxy and voting in person.

     The costs of solicitation of proxies will be borne by the Investor Class shares of the Funds. Solicitation of proxies by personal interview, mail, telephone and telegraph may be made by officers and Trustees of the Trust and employees of the Funds' adviser, Undiscovered Managers, or First Data Distributors, Inc., the Funds' principal underwriter. The address of First Data Distributors, Inc., is 4400 Computer Drive, Westborough, Massachusetts 01581.

II.  PROPOSED SERVICE AND DISTRIBUTION PLAN

     At the Meeting, it is proposed that the Investor Class shareholders of each Fund approve a Service and Distribution Plan of the Investor Class shares of the Trust (the "Service and Distribution Plan") as it relates to that Fund. Proposal 1 in the Notice of Special Meeting of Shareholders (the "Proposal") relates to the approval or disapproval of the Service and Distribution Plan.

     The Service and Distribution Plan has been approved by the Trustees of the Trust pursuant to Rule 12b-1 of the Investment Company Act of 1940, as amended (the "1940 Act"), and, if approved by the Investor Class shareholders of a Fund, would replace the Shareholder Servicing Plan of the Investor Class shares of the Trust (the "Shareholder Servicing Plan") as it relates to that Fund. The Service and Distribution Plan is similar to the Shareholder Servicing Plan in that both plans permit the Trust to pay fees as compensation for shareholder services relating to the Investor Class shares of the Trust (which shareholder services are in addition to the general services provided to a Fund as a whole). However, unlike the Shareholder Servicing Plan, the Service and Distribution Plan also permits the Trust to pay fees as compensation for (i) activities and/or expenses primarily intended to result in the sale of Investor Class shares of the Trust and (ii) additional personal services to the Trust's Investor Class shareholders and/or for the maintenance of Investor Class shareholder accounts. Both the Service and Distribution Plan and the Shareholder Servicing Plan authorize a Fund to pay on an annual basis up to 0.35% of the Fund's average daily net assets attributable to its Investor Class shares as fees for services rendered and expenses borne under such plans. At a meeting held on December 15, 1998, the Trustees of the Trust, including all of the trustees who are not interested persons of the Trust (as defined in the 1940 Act), and have no direct or indirect financial interest in the operation of the Service and Distribution Plan or any agreements related to it (the "Independent Trustees"), unanimously approved the Service and Distribution Plan. The Trustees of the Trust recommend that the Investor Class shareholders of each Fund approve the Service and Distribution Plan. Approval of the Service and Distribution Plan by the Investor Class shareholders of a Fund will result in the termination of the Shareholder Servicing Plan as it relates to that Fund.

Current Shareholder Servicing Plan

     The Shareholder Servicing Plan was originally adopted on July 9, 1998, by the Trustees of the Trust. Under the Shareholder Servicing Plan, the Trust, on behalf of the Investor Class shares of each Fund, pays to Undiscovered Managers as the shareholder servicing agent of the Investor Class shares of the Funds, or such other entity as shall from time to time act as the shareholder servicing agent of such Investor Class shares (the "Servicing Agent"), a fee (the "Shareholder Servicing Fee") for services rendered and expenses borne by the Servicing Agent in connection with the provision of certain services to Investor Class shareholders, at an annual rate not to exceed 0.35% of a Fund's average daily net assets attributable to Investor Class shares. Such services are in addition to any such general services provided to a Fund as a whole and may include: (i) transfer agent and sub-transfer agent services for beneficial owners of Investor Class shares, (ii) aggregating and processing purchase and redemption orders for Investor Class shareholders, (iii) providing beneficial owners of Investor Class shares who are not record owners with statements showing their positions in the Fund, (iv) processing dividend payments for Investor Class shares, (v) providing sub-accounting services for Investor Class shares held beneficially, (vi) forwarding shareholder communications, such as proxies, shareholder reports, dividend and tax notices, and updating prospectuses to beneficial owners of Investor Class shares who are not record owners and (vii) receiving, tabulating and transmitting proxies executed by beneficial owners of Investor Class shares who are not record owners.

     Under the Shareholder Servicing Plan, the Shareholder Servicing Fee rate is to be approved from time to time by the Trustees of the Trust, subject to the 0.35% maximum fee rate. The Shareholder Servicing Fee is to be computed and paid monthly or at such other intervals as the Trustees of the Trust will determine. Under the Shareholder Servicing Plan, the Servicing Agent may pay all or any portion of the Shareholder Servicing Fee to shareholder servicing agents or other organizations (including, but not limited to, any affiliate of the Servicing Agent) as shareholder servicing fees pursuant to agreements with such organizations for providing all or any portion of the services under the Shareholder Servicing Plan, and may retain all or any portion of the Shareholder Servicing Fee as compensation for providing such shareholder services.

     During the Funds' fiscal year ended August 31, 1998, none of the Funds paid any amounts to Undiscovered Managers or any other entity under the Shareholder Servicing Plan.

Proposed Service and Distribution Plan

     The Trustees of the Trust have determined that it would be appropriate for the Funds to adopt a Service and Distribution Plan for the Investor Class shares of the Trust. In determining to recommend the Service and Distribution Plan for shareholder approval, the Trustees considered, among other things, the different possible arrangements for, as well as the cost associated with, providing distribution services, shareholder services and account maintenance services. The Trustees of the Trust believe that the Service and Distribution Plan will provide benefits to each Fund. The Trustees of the Trust believe that the Service and Distribution Plan is likely to result in greater sales and/or fewer redemptions of the Trust's Investor Class shares, and thus higher asset levels in the Funds, although it is impossible to know for certain the level of sales and redemptions of the Trust's Investor Class shares that would occur in the absence of the Service and Distribution Plan or under alternative distribution arrangements. The Trustees of the Trust believe that higher asset levels could benefit the Funds by reducing Fund expense ratios and/or by affording greater investment flexibility to the Funds. With respect to each Fund, the Service and Distribution Plan authorizes the Trust to pay on an annual basis up to 0.35% of the Fund's average daily net assets attributable to its Investor Class shares as fees for services rendered and expenses borne under the plan. Such percentage is no greater than the maximum percentage currently authorized to be paid under the Shareholder Servicing Plan.

     Under the Service and Distribution Plan, the Trust would be authorized to pay to First Data Distributors, Inc., or any successor principal underwriter of the Trust (the "Distributor"), or to one or more other persons or entities (which may but need not be affiliated with the Trust or any of its investment advisers or other service providers), pursuant to agreements executed on behalf of the Trust by one or more officers of the Trust or by the Distributor, fees ("Service and Distribution Fees") for services rendered and expenses borne in connection with the provision of shareholder services, account maintenance services and/or distribution services with respect to Investor Class shares of the Trust.

     Under the Service and Distribution Plan, the Service and Distribution Fees may be paid as compensation for activities and/or expenses primarily intended to result in the sale of Investor Class shares of the Trust, including, but not limited to (i) compensation to, and expenses (including overhead and telephone expenses) of, financial consultants or the distributor of the Trust or of participating or introducing brokers who engage in distribution of Investor Class shares, printing of prospectuses and reports for other than existing shareholders of a Fund, advertising and preparation, printing and distribution of sales literature and (ii) compensation to, and expenses (including telephone and overhead expenses) of, financial consultants or the distributor of the Trust or of participating or introducing brokers, banks and other financial intermediaries who aid in the processing of purchase or redemption requests for Investor Class shares or the processing of dividend payments with respect to Investor Class shares, who provide information periodically to shareholders showing their positions in a Fund's Investor Class shares, who forward communications from the Trust to Investor shareholders, who render ongoing advice concerning the suitability of particular investment opportunities offered by the Trust in light of the shareholder's needs, who respond to inquiries from Investor Class shareholders relating to such services, or who train personnel in the provision of such services.

     The Service and Distribution Fees may also be paid as compensation for shareholder services relating to the Investor Class shares of the Trust. These services, which would be in addition to any such general services provided to a Fund as a whole, may include: (i) transfer agent and sub-transfer agent services for beneficial owners of Investor Class shares, (ii) aggregating and processing purchase and redemption orders for Investor Class shareholders, (iii) providing beneficial owners of Investor Class shares who are not record owners with statements showing their positions in the Fund, (iv) processing dividend payments for Investor Class shares, (v) providing sub-accounting services for Investor Class shares held beneficially, (vi) forwarding shareholder communications, such as proxies, shareholder reports, dividend and tax notices, and updating prospectuses to beneficial owners of Investor Class shares who are not record owners and (vii) receiving, tabulating and transmitting proxies executed by beneficial owners of Investor Class shares who are not record owners.

     In addition, under the Service and Distribution Plan, the Service and Distribution Fees may be paid as compensation for additional personal services to the Trust's Investor Class shareholders and/or for the maintenance of Investor Class shareholder accounts, provided that the Service and Distribution Fees paid for these particular services will not exceed, on an annual basis, 0.25% of the average daily net assets attributable to the Investor Class shares of any Fund.

     If approved, the Service and Distribution Plan will continue in effect for a period of more than one year after it takes effect only so long as such continuance is specifically approved at least annually by votes of the majority of both (a) the Trustees of the Trust and (b) the Independent Trustees of the Trust cast in person at a meeting called for the purpose of voting on continuance of the Service and Distribution Plan.

     Under the Service and Distribution Plan or any related agreement, any person authorized to direct the disposition of monies paid or payable by the Trust will be required to provide to the Trustees of the Trust, and the Trustees will review, at least quarterly, a written report of the amounts so expended and the purposes for which such expenditures were made.

     The Service and Distribution Plan may be terminated at any time as to any Fund by vote of a majority of the Independent Trustees, or by vote of a majority of the outstanding Investor Class voting securities of that Fund (as defined in the 1940 Act).

     Under the Service and Distribution Plan, all agreements with any person relating to implementation of the Service and Distribution Plan with respect to any Fund will be in writing, and any agreement related to the Service and Distribution Plan with respect to any Fund will provide (a) that such agreement may be terminated at any time, without payment of any penalty, by vote of a majority of the Independent Trustees, or by vote of a majority of the outstanding Investor Class voting securities of the Fund (as defined in the 1940
Act), on not more than 60 days' written notice to any other party to the agreement and (b) that such agreement shall terminate automatically in the event of its assignment.

     Any change in the Service and Distribution Plan that would materially increase the cost to the Investors Class shares of a Fund to which the Service and Distribution Plan relates requires approval by the Investor Class shareholders of that Fund. All material amendments to the Service and Distribution Plan requires a vote of the Trustees of the Trust, including a majority of the Independent Trustees, cast in person at a meeting called for such purpose.

     The foregoing discussion of the Service and Distribution Plan is qualified in its entirety by the full text of the form of the Service and Distribution Plan attached as Appendix A to this Proxy Statement.

     Mark Hurley, the President and a Trustee of the Trust, and Mary Chris Sayre, the Secretary of the Trust, may indirectly receive fees for services rendered and expenses borne by Undiscovered Managers under the Service and Distribution Plan through their affiliations with Undiscovered Managers.

Comparison of the Current and Proposed Arrangements

     The major differences between the proposed Service and Distribution Plan and the Shareholder Servicing Plan include:


     o The Shareholder Servicing Plan authorizes the Trust, on behalf of the Investor Class shares of each Fund, to pay fees only for services rendered and expenses borne in connection with the provision of shareholder services relating to a Fund's Investor Class shares (which are in addition to any general services provided to the Fund as a whole), but the Service and Distribution Plan authorizes the Trust, on behalf of the Investor Class shares of each Fund, to pay fees for services rendered and expenses borne in connection with the provision of any or all of (i) activities or expenses primarily intended to result in the sale of Investor Class shares, (ii) shareholder services relating to a Fund's Investor Class shares (which are in addition to any general services provided to the Fund as a whole) and (iii) personal services to the Trust's Investor Class shareholders and/or for the maintenance of Investor Class shareholder accounts;

     o Under the Service and Distribution Plan, the Trustees of the Trust are to review, at least quarterly, a written report of the amounts expended under the plan and the purposes for which such expenditures were made; and

     o The Service and Distribution Plan may be terminated at any time as to any Fund by vote of a majority of the outstanding Investor Class voting securities of that Fund (as defined in the 1940 Act).

     Both the Service and Distribution Plan and the Shareholder Servicing Plan authorize a Fund to pay on an annual basis up to 0.35% of the Fund's average daily net assets attributable to its Investor Class shares as fees under such plans.

III. ADDITIONAL INFORMATION

Information About the Trust

     The Trust is a diversified, open-end management investment company organized in 1997 as a business trust under the laws of Massachusetts. The Trust is a series type company with eleven investment portfolios. The Funds are five of those portfolios. The address of the Trust is Plaza of the Americas, 700 North Pearl Street, Dallas, Texas 75201.

Information About the Adviser, Sub-Advisers and Administrator

     Undiscovered Managers is the investment adviser and administrator of each of the Funds. Each Fund's investment portfolio is managed on a day-to-day basis by the Fund's sub-adviser, under the general oversight of Undiscovered Managers and the Board of Trustees of the Trust. The address of Undiscovered Managers is Plaza of the Americas, 700 North Pearl Street, Dallas, Texas 75201. Fuller & Thaler Asset Management, Inc., 411 Borel Avenue, Suite 402, San Mateo, California 94402, is the sub-adviser to Undiscovered Managers Behavioral Growth Fund. J.L. Kaplan Associates, LLC, 222 Berkeley Street, Suite 2010, Boston, Massachusetts 02116, is the sub-adviser to both Undiscovered Managers Small Cap Value Fund and Undiscovered Managers Hidden Value Fund. Waite & Associates, L.L.C., 601 South Figueroa Street, Los Angeles, California 90017, is the sub-adviser to Undiscovered Managers Core Equity Fund. E.R. Taylor Investments, Inc., 46 South Main Street, Suite 4, Concord, New Hampshire 03301, is the sub-adviser to Undiscovered Managers All Cap Value Fund.

     Undiscovered Managers has contracted with First Data Investor Services Group, Inc., to provide sub-administration services for the Funds. The address of First Data Investor Services Group, Inc., is 4400 Computer Drive, Westborough, Massachusetts 01581.

Certain Trustees and Officers of the Trust

     Mark Hurley is a Trustee and the President of the Trust as well as the President and Chief Executive Officer and a controlling member of Undiscovered Managers. Mary Chris Sayre is the Secretary of the Trust as well as an employee of Undiscovered Managers. Mary Chris Sayre also holds certain non-voting interests in Undiscovered Managers.

Shareholders as of the Record Date

     As of the Record Date, the following persons owned of record or beneficially the following numbers of shares of Investor Class shares of the Funds, representing the indicated percentage of the outstanding shares of the Investor Class shares of the Funds:

                                                                           Number of           Percentage of
Fund                               Shareholder                             Shares Owned        Investor Class Shares
----                               -----------                             ------------        ---------------------

Undiscovered Managers              Dain Rauscher Inc. FBO                  24,131.274              46.7635%
    Behavioral Growth Fund         Washington Law School Foundation
                                   Attn: Judi Christianson
                                   1100 NE Campus Parkway
                                   Seattle, WA 98105

                                   Dain Rauscher Inc. FBO                   9,410.289              18.2360%
                                   Michael G. King
                                   Elizabeth W. King
                                   Long Term Account
                                   JT Ten/WROS
                                   14800 164th Place NE
                                   Woodinville, WA 98072

                                   Dain Rauscher Inc. FBO                   7,717.042              14.9547%
                                   J. Michael Blackwell
                                   Premier Asset Mgmt Plus
                                   P.O. Box 22176
                                   Juneau, AK  99802

                                   Dain Rauscher Inc. FBO                   3,136.763               6.0787%
                                   Michael G. King
                                   Elizabeth W. King
                                   JT Ten/WROS
                                   K Account
                                   14800 164th Place NE
                                   Woodinville, WA 98072

                                   Dain Rauscher Inc. FBO                   3,136.763               6.0787%
                                   Ward Beattie
                                   Long Term Account
                                   1526 East Interlaken Blvd.
                                   Seattle, WA 98112

                                                                           Number of           Percentage of
Fund                               Shareholder                             Shares Owned        Investor Class Shares
----                               -----------                             ------------        ---------------------

Undiscovered Managers              Undiscovered Managers, LLC               2,867.751              77.0163%
  Small Cap Value Fund             700 North Pearl Street
                                   Dallas, Texas 75201

                                   Marion William Blair                       855.811              22.9837%
                                   Analee Blair JTWROS
                                   P.O. Box 170938
                                   Irving, Texas 75017

Undiscovered Managers              Undiscovered Managers, LLC               4,207.977                  100%
  Hidden Value Fund                700 North Pearl Street
                                   Dallas, Texas 75201

Undiscovered Managers              Undiscovered Managers, LLC               3,409.195                  100%
   Core Equity Fund                700 North Pearl Street
                                   Dallas, Texas 75201

Undiscovered Managers              Undiscovered Managers, LLC               3,588.349                  100%
   All Cap Value Fund              700 North Pearl Street
                                   Dallas, Texas 75201


     Except for any amounts that could be attributed to Mark Hurley through his ownership of a controlling interest in Undiscovered Managers, as of the Record Date, the officers and Trustees of the Trust owned beneficially none of the outstanding Investor Class shares of any of the Funds.


Trustee Action; Required Shareholder Vote

     At a meeting held on December 15, 1998, the Trustees of the Trust voted unanimously to approve the Service and Distribution Plan and to terminate the Shareholder Servicing Plan with respect to a Fund, effective at such time as the Service and Distribution Plan becomes effective with respect to such Fund. If the Investor Class shareholders of a Fund approve the Service and Distribution Plan at the Special Meeting of Shareholders, the Service and Distribution Plan will become effective with respect to such Fund on or about such date.

     The required vote for approval of the Service and Distribution Plan with respect to a Fund is the lesser of (1) 67% of the Investor Class shares of the Fund represented at the Meeting if more than 50% of the Investor Class shares of the Fund are represented at the Meeting, or (2) more than 50% of the outstanding Investor Class shares of the Fund. If shareholders of a Fund do not approve the Service and Distribution Plan, the Shareholder Servicing Plan will remain in effect with respect to such Fund.

     The Trustees of the Trust unanimously recommend that shareholders vote to approve the proposed Service and Distribution Plan.

Other Matters

     Forty percent (40%) of the Investor Class shares of each Fund outstanding on the Record Date, present in person or represented by proxy, constitutes a quorum with respect to such Fund for the transaction of business at the Meeting. Votes cast by proxy or in person at the Meeting will be counted by persons appointed by the Trust as tellers for the Meeting. The tellers will count the total number of votes cast "for" approval of the Proposal for purposes of determining whether sufficient affirmative votes have been cast. The tellers will count all shares represented by proxies that reflect abstentions and "broker non-votes" (i.e., shares held by brokers or nominees as to which instructions have not been received from the beneficial owners or the persons entitled to vote) for purposes of determining the presence of a quorum. Assuming the presence or a quorum for a Fund, abstentions and broker non-votes have the effect of a negative vote on the Proposal.

     With respect to any Fund, in the event that a quorum is not present for purposes of acting on the Proposal, or if sufficient votes in favor of the Proposal are not received by January 29, 1999, the persons named as proxies may vote on those matters for which a quorum is present and as to which sufficient votes have been received and may propose one or more adjournments of the Meeting with respect to such Fund to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of the shares present in person or represented by proxy at the session of the Meeting to be adjourned. The persons named as proxies will vote in favor of such adjournment those proxies which they are entitled to vote in favor of the Proposal. They will vote against any such adjournment those proxies required to be voted against the Proposal and will not vote any proxies that direct them to abstain from voting on such Proposal.

     Although the Meeting is called to transact any other business that may properly come before it, the only business that management intends to present or knows that others will present is the Proposal mentioned in the Notice of Special Meeting of Shareholders. However, you are being asked on the enclosed proxy to authorize the persons named therein to vote in accordance with their judgment with respect to any additional matters which properly come before the Meeting, and on all matters incidental to the conduct of the Meeting.

Shareholder Proposals at Future Meetings

     The Funds do not hold annual or other regular meetings of shareholders. Shareholder proposals to be presented at any future meeting of shareholders of the Funds must be received by the Trust at a reasonable time before the Trust's solicitation of proxies for that meeting in order for such proposals to be considered for inclusion in the proxy materials relating to that meeting.



January 19, 1999

APPENDIX A

                           UNDISCOVERED MANAGERS FUNDS

              Service and Distribution Plan (Investor Class Shares)

                       (Effective as of __________, 1999)

     This Plan (the "Plan"), as amended from time to time, constitutes the Service and Distribution Plan with respect to the Investor Class shares of UNDISCOVERED MANAGERS FUNDS, a Massachusetts business trust (the "Trust").

     Section 1. This Plan authorizes the Trust to pay to First Data Distributors, Inc., or any successor principal underwriter of the Trust (the "Distributor"), or to one or more other persons or entities (which may but need not be affiliated with the Trust or any of its investment advisers or other service providers), pursuant to agreements executed on behalf of the Trust by one or more officers of the Trust or by the Distributor, fees ("Fees") for services rendered and expenses borne in connection with the provision of shareholder services, account maintenance services or distribution services with respect to Investor Class shares of the Trust. On an annual basis, the aggregate amount of Fees with respect to each fund (series) of the Trust (each, a "Fund") shall not exceed 0.35% of the Fund's average daily net assets attributable to its Investor Class shares, if any.

     Section 2. The Fees may be paid as compensation for any or all of the following:

     (a) activities or expenses primarily intended to result in the sale of Investor Class shares of the Trust, including, but not limited to (i) compensation to, and expenses (including overhead and telephone expenses) of, financial consultants or the distributor of the Trust or of participating or introducing brokers who engage in distribution of Investor Class shares, printing of prospectuses and reports for other than existing shareholders of a Fund, advertising and preparation, printing and distribution of sales literature and (ii) compensation to, and expenses (including telephone and overhead expenses) of, financial consultants or the distributor of the Trust or of participating or introducing brokers, banks and other financial intermediaries who aid in the processing of purchase or redemption requests for Investor Class shares or the processing of dividend payments with respect to Investor Class shares, who provide information periodically to shareholders showing their positions in a Fund's Investor Class shares, who forward communications from the Trust to Investor shareholders, who render ongoing advice concerning the suitability of particular investment opportunities offered by the Trust in light of the shareholder's needs, who respond to inquiries from Investor

     Class shareholders relating to such services, or who train personnel in the provision of such services;

     (b) services relating to the Investor Class shares of the Trust, which may include (and are in addition to any such general services provided to a Fund as a whole): (i) transfer agent and sub-transfer agent services for beneficial owners of Investor Class shares, (ii) aggregating and processing purchase and redemption orders for Investor Class shareholders, (iii) providing beneficial owners of Investor Class shares who are not record owners with statements showing their positions in the Fund, (iv) processing dividend payments for Investor Class shares, (v) providing sub-accounting services for Investor Class shares held beneficially, (vi) forwarding shareholder communications, such as proxies, shareholder reports, dividend and tax notices, and updating prospectuses to beneficial owners of Investor Class shares who are not record owners and (vii) receiving, tabulating and transmitting proxies executed by beneficial owners of Investor Class shares who are not record owners; and

     (c) additional personal services to the Trust's Investor Class shareholders and/or for the maintenance of Investor Class shareholder accounts, provided that the Fees paid pursuant to this sub-paragraph (c) shall not exceed, on an annual basis, 0.25% of the average daily net assets attributable to the Investor Class shares of any Fund.

     Section 3. This Plan shall not take effect with respect to any Fund of the Trust until it has been approved by a vote of at least a majority of the outstanding Investor Class voting securities of that Fund, unless this Plan is adopted prior to any public offering of the Investor Class voting securities of that Fund or the sale of such securities to persons who are not affiliated persons of that Fund, affiliated persons of such persons, promoters of that Fund, or affiliated persons of such promoters. This Plan shall be deemed to have been effectively approved with respect to any Fund if a majority of the outstanding Investor Class voting securities of that Fund votes for the approval of this Plan, notwithstanding that this Plan has not been approved by a majority of the outstanding Investor Class voting securities of any other Fund or that this Plan has not been approved by a majority of the outstanding voting securities of that Fund or the Trust as a whole.

     Section 4. This Plan shall not take effect until it has been approved, together with any related agreements, by votes of the majority (or whatever greater percentage may, from time to time, be required by Section 12(b) of the Investment Company Act of 1940, as amended (the "Act"), or the rules and regulations thereunder), of both (a) the Trustees of the Trust, and (b) the Independent Trustees of the Trust cast in person at a meeting called for the purpose of voting on this Plan or such agreement.

     Section 5. This Plan shall continue in effect for a period of more than one year after it takes effect only so long as such continuance is specifically approved at least annually in the manner provided for approval of this Plan in
Section 4.

         Section 6. Any person authorized to direct the disposition of monies paid or payable by the Trust pursuant to this Plan or any related agreement shall provide to the Trustees of the Trust, and the Trustees shall review, at least quarterly, a written report of the amounts so expended and the purposes for which such expenditures were made.

     Section 7. This Plan may be terminated at any time as to any Fund by vote of a majority of the Independent Trustees, or by vote of a majority of the outstanding Investor Class voting securities of that Fund.

     Section 8. All agreements with any person relating to implementation of this Plan with respect to any Fund shall be in writing, and any agreement related to this Plan with respect to any Fund shall provide:

     A. That such agreement may be terminated at any time, without payment of any penalty, by vote of a majority of the Independent Trustees or by vote of a majority of the outstanding Investor Class voting securities of the Fund, on not more than 60 days' written notice to any other party to the agreement; and

     B. That such agreement shall terminate automatically in the event of its assignment.

     Section 9. This Plan may not be amended to increase materially the aggregate amount of Fees permitted pursuant to Section 1 hereof without approval in the manner provided in Section 3 hereof, and all material amendments to this Plan shall be approved in the manner provided for approval of this Plan in
Section 4 hereof.

     Section 10. As used in this Plan, (a) the term "Independent Trustees" shall mean those Trustees of the Trust who are not interested persons of the Trust, and have no direct or indirect financial interest in the operation of this Plan or any agreements related to it and (b) the terms "assignment," "interested person" and "majority of the outstanding voting securities" shall have the respective meanings specified in the Act and the rules and regulations thereunder, subject to such exemptions as may be granted by the Securities and Exchange Commission.


Dated: ______________, 1999

                                INSTRUCTION FORM

          THE PROXY TO WHICH THESE INSTRUCTIONS RELATE IS SOLICITED ON
              BEHALF OF THE TRUSTEES OF UNDISCOVERED MANAGERS FUNDS

Please vote on the reverse side of this form and sign in the space provided. Return your completed proxy in the enclosed envelope today.

You may receive additional proxies for other accounts. These are not duplicates; you should sign and return each proxy card in order for your votes to be counted. Please return them as soon as possible to avoid additional mailings.

NOTE: Please sign exactly as your name appears on this card. All joint owners should sign. When signing as executor, administrator, attorney, trustee or guardian or as custodian for a minor, please give full title as such. If a corporation, please sign in full corporate name and indicate the signer's office. If a partner, sign in the partnership name.

The undersigned hereby appoints Mark Hurley, June Stroh and Mary Chris Sayre, and each of them, proxies, with power of substitution to each, and hereby authorizes them to represent and to vote, as designated below, at the Special Meeting of Shareholders of the Investor Class shares of Undiscovered Managers Behavioral Growth Fund on January 29, 1999, at 10:00 a.m., Dallas time, and at any adjournments thereof, all of the Investor Class shares of Undiscovered Managers Behavioral Growth Fund which the undersigned would be entitled to vote if personally present.

This proxy when properly executed will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, this proxy will be voted FOR the proposal.

|X| PLEASE MARK VOTE LIKE THIS

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting. The Trustees recommend a vote FOR the proposal below:


                                                               For         Against        Abstain
1. Proposal to approve Service and                             |_|           |_|            |_|
   Distribution Plan relating to the
   Investor Class shares of
   Undiscovered Managers Behavioral
   Growth Fund.

Please be sure to sign and date this Proxy.
                                                     |-------------|
                                                     |  Date       |
                                                     |             |
|------------------------------------------------------------------|
|                                                                  |
| Shareholder sign here                       Co-owner sign here   |
|------------------------------------------------------------------|

                                INSTRUCTION FORM

          THE PROXY TO WHICH THESE INSTRUCTIONS RELATE IS SOLICITED ON
              BEHALF OF THE TRUSTEES OF UNDISCOVERED MANAGERS FUNDS


Please vote on the reverse side of this form and sign in the space provided. Return your completed proxy in the enclosed envelope today.

You may receive additional proxies for other accounts. These are not duplicates; you should sign and return each proxy card in order for your votes to be counted. Please return them as soon as possible to avoid additional mailings.

NOTE: Please sign exactly as your name appears on this card. All joint owners should sign. When signing as executor, administrator, attorney, trustee or guardian or as custodian for a minor, please give full title as such. If a corporation, please sign in full corporate name and indicate the signer's office. If a partner, sign in the partnership name.

The undersigned hereby appoints Mark Hurley, June Stroh and Mary Chris Sayre, and each of them, proxies, with power of substitution to each, and hereby authorizes them to represent and to vote, as designated below, at the Special Meeting of Shareholders of the Investor Class shares of Undiscovered Managers Small Cap Value Fund on January 29, 1999, at 10:00 a.m., Dallas time, and at any adjournments thereof, all of the Investor Class shares of Undiscovered Managers Small Cap Value Fund which the undersigned would be entitled to vote if personally present.

This proxy when properly executed will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, this proxy will be voted FOR the proposal.

|X| PLEASE MARK VOTE LIKE THIS



In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting. The Trustees recommend a vote FOR the proposal below:


                                                               For         Against        Abstain
1. Proposal to approve Service and                             |_|           |_|            |_|
   Distribution Plan relating to the
   Investor Class shares of
   Undiscovered Managers Small Cap
   Value Fund.

Please be sure to sign and date this Proxy.
                                                     |-------------|
                                                     |  Date       |
                                                     |             |
|------------------------------------------------------------------|
|                                                                  |
| Shareholder sign here                       Co-owner sign here   |
|------------------------------------------------------------------|

                                INSTRUCTION FORM

          THE PROXY TO WHICH THESE INSTRUCTIONS RELATE IS SOLICITED ON
              BEHALF OF THE TRUSTEES OF UNDISCOVERED MANAGERS FUNDS


Please vote on the reverse side of this form and sign in the space provided. Return your completed proxy in the enclosed envelope today.

You may receive additional proxies for other accounts. These are not duplicates; you should sign and return each proxy card in order for your votes to be counted. Please return them as soon as possible to avoid additional mailings.

NOTE: Please sign exactly as your name appears on this card. All joint owners should sign. When signing as executor, administrator, attorney, trustee or guardian or as custodian for a minor, please give full title as such. If a corporation, please sign in full corporate name and indicate the signer's office. If a partner, sign in the partnership name.

The undersigned hereby appoints Mark Hurley, June Stroh and Mary Chris Sayre, and each of them, proxies, with power of substitution to each, and hereby authorizes them to represent and to vote, as designated below, at the Special Meeting of Shareholders of the Investor Class shares of Undiscovered Managers Hidden Value Fund on January 29, 1999, at 10:00 a.m., Dallas time, and at any adjournments thereof, all of the Investor Class shares of Undiscovered Managers Hidden Value Fund which the undersigned would be entitled to vote if personally present.

This proxy when properly executed will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, this proxy will be voted FOR the proposal.

|X| PLEASE MARK VOTE LIKE THIS



In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting. The Trustees recommend a vote FOR the proposal below:


                                                               For         Against        Abstain
1. Proposal to approve Service and                             |_|           |_|            |_|
   Distribution Plan relating to the
   Investor Class shares of
   Undiscovered Managers Hidden
   Value Fund.

Please be sure to sign and date this Proxy.
                                                     |-------------|
                                                     |  Date       |
                                                     |             |
|------------------------------------------------------------------|
|                                                                  |
| Shareholder sign here                       Co-owner sign here   |
|------------------------------------------------------------------|

                                INSTRUCTION FORM

          THE PROXY TO WHICH THESE INSTRUCTIONS RELATE IS SOLICITED ON
              BEHALF OF THE TRUSTEES OF UNDISCOVERED MANAGERS FUNDS

Please vote on the reverse side of this form and sign in the space provided. Return your completed proxy in the enclosed envelope today.

You may receive additional proxies for other accounts. These are not duplicates; you should sign and return each proxy card in order for your votes to be counted. Please return them as soon as possible to avoid additional mailings.

NOTE: Please sign exactly as your name appears on this card. All joint owners should sign. When signing as executor, administrator, attorney, trustee or guardian or as custodian for a minor, please give full title as such. If a corporation, please sign in full corporate name and indicate the signer's office. If a partner, sign in the partnership name.

The undersigned hereby appoints Mark Hurley, June Stroh and Mary Chris Sayre, and each of them, proxies, with power of substitution to each, and hereby authorizes them to represent and to vote, as designated below, at the Special Meeting of Shareholders of the Investor Class shares of Undiscovered Managers Core Equity Fund on January 29, 1999, at 10:00 a.m., Dallas time, and at any adjournments thereof, all of the Investor Class shares of Undiscovered Managers Core Equity Fund which the undersigned would be entitled to vote if personally present.

This proxy when properly executed will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, this proxy will be voted FOR the proposal.

|X| PLEASE MARK VOTE LIKE THIS



In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting. The Trustees recommend a vote FOR the proposal below:


                                                               For         Against        Abstain
1. Proposal to approve Service and                             |_|           |_|            |_|
   Distribution Plan relating to the
   Investor Class shares of
   Undiscovered Managers Core Equity
   Fund.

Please be sure to sign and date this Proxy.
                                                     |-------------|
                                                     |  Date       |
                                                     |             |
|------------------------------------------------------------------|
|                                                                  |
| Shareholder sign here                       Co-owner sign here   |
|------------------------------------------------------------------|

                                INSTRUCTION FORM

          THE PROXY TO WHICH THESE INSTRUCTIONS RELATE IS SOLICITED ON
              BEHALF OF THE TRUSTEES OF UNDISCOVERED MANAGERS FUNDS

Please vote on the reverse side of this form and sign in the space provided. Return your completed proxy in the enclosed envelope today.

You may receive additional proxies for other accounts. These are not duplicates; you should sign and return each proxy card in order for your votes to be counted. Please return them as soon as possible to avoid additional mailings.

NOTE: Please sign exactly as your name appears on this card. All joint owners should sign. When signing as executor, administrator, attorney, trustee or guardian or as custodian for a minor, please give full title as such. If a corporation, please sign in full corporate name and indicate the signer's office. If a partner, sign in the partnership name.

The undersigned hereby appoints Mark Hurley, June Stroh and Mary Chris Sayre, and each of them, proxies, with power of substitution to each, and hereby authorizes them to represent and to vote, as designated below, at the Special Meeting of Shareholders of the Investor Class shares of Undiscovered Managers All Cap Value Fund on January 29, 1999, at 10:00 a.m., Dallas time, and at any adjournments thereof, all of the Investor Class shares of Undiscovered Managers All Cap Value Fund which the undersigned would be entitled to vote if personally present.

This proxy when properly executed will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, this proxy will be voted FOR the proposal.

|X| PLEASE MARK VOTE LIKE THIS



In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting. The Trustees recommend a vote FOR the proposal below:


                                                               For         Against        Abstain
1. Proposal to approve Service and                             |_|           |_|            |_|
   Distribution Plan relating to the
   Investor Class shares of
   Undiscovered Managers All Cap
   Value Fund.

Please be sure to sign and date this Proxy.
                                                     |-------------|
                                                     |  Date       |
                                                     |             |
|------------------------------------------------------------------|
|                                                                  |
| Shareholder sign here                       Co-owner sign here   |
|------------------------------------------------------------------|